WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund – AGGY

(NYSE Arca Ticker)

SUMMARY PROSPECTUS – January 1, 2016

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, as well as other information about the Fund, online at www.wisdomtree.com/prospectus. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Barclays U.S. Aggregate Bond Enhanced Yield Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Barclays U.S. Aggregate Enhanced Yield Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.20%
Fee Waivers**	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers**	0.12%
*	Other Expenses are based on estimated amounts for the current fiscal year.
**	WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) has contractually agreed to limit the Management Fee to 0.12% through December 31, 2016, unless earlier terminated by the Board of Trustees of WisdomTree Trust (the “Trust”) for any reason at any time.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$12	$56

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio (including TBA Transactions, as defined below) and 6% of the average value of its portfolio (excluding TBA Transactions).

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Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index is designed to broadly capture the U.S. investment grade, fixed income securities market while seeking to enhance yield within desired risk parameters and constraints. Rather than re-weight individual securities, the Index uses a rules-based approach to re-weight subgroups of the Barclays US Aggregate Index with the aim of earning a higher yield while broadly retaining the risk characteristics of the Barclays US Aggregate Index. The 20 subgroups identified in the Barclays US Aggregate Index reflect the different risk dimensions of investment grade securities such as sector (asset class) exposure (i.e., treasuries, agency, credit, and securitized), interest rate risk (i.e., duration) and credit risk (i.e., spread). Yield can typically be increased by shifting exposure along any of a number of these risk dimensions and re-weighting the subcomponents of the Index. At the security level, the Index draws from the universe defined by the Barclays US Aggregate Index, which consists of investment grade debt securities denominated in U.S. dollars. To be eligible for inclusion in the Index, debt securities must have at least $250 million in par amount outstanding with the exception of asset-backed securities and commercial mortgage-backed securities which must have an original deal size of $500 million, a minimum tranche size of $25 million, and at least $300 million of the original transaction still outstanding. The Index consists of U.S. Treasuries and U.S. Government-related bonds (e.g., obligations of the U.S. Government or its agencies or instrumentalities), corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly offered for sale in the United States. Index components are U.S. dollar-denominated debt securities with fixed rate coupons that have at least one year to final maturity.

The Index segments the eligible universe of U.S. investment grade fixed income securities into subgroups defined by sector, quality and maturity characteristics. There are 20 defined subgroups, with six subgroups covering the treasury and agency sectors, nine covering the credit markets, and the remaining five covering securitized securities. The Index employs a proprietary weighting methodology that seeks to enhance yield by allocating more weight to subgroups with higher yields while maintaining defined risk constraints designed to mitigate volatility and turnover drift from the eligible U.S. investment grade fixed income universe. Subgroups with higher yields are identified based on a subgroup’s yield to worst measurements, rather than its yield to maturity. Yield to worst refers to the lowest potential yield that can be received on a bond without issuer default. The Index uses yield to worst measurements to determine the yield of each subgroup, except the three mortgage-backed securities subgroups, which use yield to worst calculations of Treasury bonds whose maturities match the average life of its mortgage securities plus their option-adjusted spreads. However, to retain the broad risk characteristics of the Barclays US Aggregate Index, the Index also employs constraints that include caps on tracking error volatility, duration, sector and subgroup weights, and turnover. The Index’s constraints are capped relative to the constraints of the Barclays US Aggregate Index. For example, the total weight of the subgroups in each of the four sectors of the Index – treasuries, agency, credit, and securitized – cannot deviate from their weights in the Barclays US Aggregate Index by more than 20%, 10%, 20% and 20%, respectively. The weights are determined at the sub-group level (negative weights for a sub-group are not permitted) and passed down to the individual security level, where each security’s weight is equal to the subgroup weight multiplied by its market capitalization weight within the subgroup. The Index is rebalanced on a monthly basis.

The duration range of the Index is expected to be within one year of the duration of the Barclays US Aggregate Index. Historically, such universe has had a duration range between approximately three and seven years. Duration is a measure used to determine the sensitivity of a portfolio to changes in interest rates with a longer duration portfolio being more sensitive to changes in interest rates. For example, the value of a fund with a portfolio duration of seven years would be expected to drop by 7% for every 1% increase in interest rates.

A significant portion of the bonds represented in the Index are U.S. agency mortgage-backed pass-through securities. U.S. agency mortgage-backed pass-through securities are securities issued by entities such as Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) that are backed by pool of mortgages. Most transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date; however, it is not anticipated that the Fund will receive pools, but instead will participate in rolling TBA Transactions. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments.

The Fund may invest up to 20% of its assets in other fixed income securities and/or such other investments, including other exchange-traded funds (“ETFs”) that invest in fixed income securities with characteristics similar to the Index

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constituents, that the Adviser and/or Sub-Adviser believe will help the Fund track the performance of the Index. Other fixed income securities will consist primarily of investment grade securities with similar risk characteristics as the Index components, but up to 5% of the Fund’s total assets may be held in non-investment grade securities with credit ratings deemed to be of no less than BB.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”

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Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

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Market Risk. The trading prices of fixed income securities fluctuate in response to a variety of factors, such as events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The sale of non-U.S. denominated securities can generate realized foreign exchange losses which could impact the income distributions paid by the Fund. Additionally, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used exclusively.

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Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates and other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates.

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Investment in ETFs Risk. Because the Fund may invest a portion of the Fund’s assets in other ETFs, the Fund’s investment performance and risks may be directly related to the investment performance and risks of such ETFs. Fund shareholders indirectly bear a proportionate share of the fees and expenses of the other ETFs in addition to the Fund’s expenses.

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Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

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Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

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Mortgage- and Asset-Backed Securities Risk. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Default or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible loss.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons.

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Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Fund Performance

The Fund commenced operations on July 9, 2015, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.

Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 100,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of fixed income securities closely approximating the holdings of the Fund or a designated basket of non-U.S. currency and/or an amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management, Inc. or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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